UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):    December 2, 2008

EXX INC

(Exact name of registrant as specified in its charter)

Nevada	1-5654	88-0325271
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 East Flamingo Road, Suite 689
Las Vegas, Nevada	89119-5263
(Address of principal executive offices)	(Zip Code)

(702) 598-3223

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 2, 2008, the Board of Directors of EXX INC (the “Company”) unanimously voted to delist the Company’s Class A common stock (“Class A Stock”) and Class B common stock (“Class B Stock”) from NYSE Alternext US (formerly known as the American Stock Exchange) and to voluntarily terminate the registration of the Class A Stock and Class B Stock under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In connection therewith, the Company notified NYSE Alternext US on December 2, 2008 of the Company’s intention to file a Form 25 on or about December 15, 2008. The Company anticipates that the Form 25 will become effective 10 days following its filing.

On or about December 26, 2008, the effective date of delisting, the Company intends to file a Form 15 with the SEC to voluntarily effect the deregistration of its common stock. The Company is eligible to deregister by filing Form 15 because it has fewer than 300 holders of record of each class of the Class A Stock and Class B Stock. Upon the filing of the Form 15, the Company’s obligations to file certain reports with the SEC, including Forms 10-K, 10-Q and 8K and proxy statements will immediately be suspended. The Company expects the deregistration to become effective 90 days after filing the Form 15 with the SEC.

The Company issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing its in intention to delist.

Item 7.01        Regulation FD Disclosure.

On December 2, 2008, the Company issued a press release, a copy of which is attached hereto as Exhibit No. 99.1, announcing that its Board of Directors has declared special cash dividends of $0.65 per share of Class A Stock and $0.65 per share of Class B Stock, each payable on December 22, 2008, to shareholders of record on December 12, 2008.

The information above is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01        Other Events.

On December 2, 2008, the Company issued a press release, a copy of which is attached hereto as Exhibit No. 99.1, announcing that its Board of Directors has declared special cash dividends of $0.65 per share of Class A Stock and $0.65 per share of Class B Stock, each payable on December 22, 2008, to shareholders of record on December 12, 2008.

The information above is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(d) The following exhibit is furnished as part of this report:

Exhibit Number	Description

99.1	Press Release dated December 2, 2008.

*                *                *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2008

EXX INC

By:	/s/ David A. Segal
David A. Segal Chairman of the Board, Chief Executive Officer and Chief Financial Officer